U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 14, 2003



STRATEGIC PARTNERS, INC.

COMMISSION FILE NO. 333-95485

A Wyoming Corporation           EIN: 77-0494696

3525 Sunset Lane
Oxnard, Calif. 93035

Telephone: 805-984-0821    Fax: 805-984-2764



Item 5.
Other Events

     On March 28, 2003 the shareholders of the company confirmed the action of the Board of Directors on March 26, 2003 to immediately remove
Jay Bartelstone as a director of the Company. No person has been elected to fill the vacancy created by the removal of Mr. Bartelstone.


SIGNATURE

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, this registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.




STRATEGIC PARTNERS, INC.


Dated: April 14, 2003


By:   /s/ Frank J. Weinstock
     ---------------------------------
     Frank J. Weinstock, President,
     Director and Chief Executive Officer